SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2001
                                                 -------------------------------

                           WHITNEY HOLDING CORPORATION
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               (Exact name of registrant as specified in its charter)

Louisiana                         0-1026                    72-6017893
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(State of                 (Commission File Number)        (IRS Employer
incorporation)                                           Identification No.)

          228 St. Charles Avenue, New Orleans, Louisiana       70130
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           (Address of principal executive offices)         (Zip Code)

                                 (504) 586-7272
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               (Registrant's telephone number,including area code)


Item 5. Other Events

              On June 27, 2001, Whitney Holding Corporation issued a news release reporting on the effects of short-term interest rates on its earnings and net interest margin (the "News Release"). The News Release is attached as exhibit 99.1 to this report and incorporated herein by reference.

Item 7. Financial Statement and Exhibits.

        (c) Exhibits

        99.1   News Release

                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHITNEY HOLDING CORPORATION


                                            By: /s/Thomas L. Callicutt, Jr.
                                                --------------------------------
                                                Thomas L. Callicutt, Jr.
                                                Executive Vice President
                                                and Chief Financial Officer

                                                Date: June 27, 2001
                                                     ---------------------------

                                 EXHIBIT INDEX

Exhibit
Number                                              Description
-------                                             -----------

99.1                                   News  Release  dated June 27, 2001.

Exhibit 99.1

                                 [WHITNEY LOGO]

                           WHITNEY HOLDING CORPORATION

                             228 ST. CHARLES AVENUE

                              NEW ORLEANS, LA 70130

                                  NEWS RELEASE

CONTACT: Thomas L. Callicutt, Jr.                         FOR IMMEDIATE RELEASE
         504/552-4591                                     JUNE 27, 2001


           WHITNEY REPORTS ON THE EFFECTS OF SHORT-TERM INTEREST RATES

         New Orleans, Louisiana. Whitney Holding Corporation (NASDAQ-WTNY) reported today on the effects of the reductions in short-term interest rates by the Federal Reserve on its earnings and net interest margin. Since the beginning of 2001, the Federal Reserve has lowered short-term interest rates by 275 basis points, which includes the latest reduction of 25 basis points announced today.

         As previously disclosed, Whitney is moderately asset sensitive, which means that its assets reprice more rapidly than its liabilities when interest rates change. As a result of this asset sensitivity, a falling rate environment generally leads to a lower net interest margin and a slowdown in growth of net interest income. Therefore, Whitney expects that its net interest margin will decline in the second quarter by approximately 15 basis points from the 4.58% reported in the first quarter of this year, resulting in earnings per share of approximately $.69 to $.70 for the second quarter, excluding the impact of tax-effected merger-related items of approximately $.01 per share. Second quarter earnings are expected to result in earnings per share for the first six months of 2001 that exceed earnings per share for the first six months of 2000 by $.03 to $.04 per share, excluding the effects of tax-effected merger-related items.

         Non-interest-bearing deposits make up approximately one-fourth of Whitney's deposits and do not reprice when short-term interest rates change. During the second half of 2001, certain interest-bearing term liabilities, particularly certificates of deposit, will mature, which should assist in stabilizing the net interest margin and improving net interest income, particularly if market

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                                       2

interest rates stabilize. However, the lower overall interest rate environment will tend to result in slower growth in net interest income and earnings per share than anticipated earlier in the year.

         Whitney Holding Corporation, through its banking subsidiary Whitney National Bank, has 128 banking locations in the five-state Gulf Coast region stretching from Houston, Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; and into the panhandle of Florida.

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                  This press release contains statements that are not historical facts and are  forward-looking  statements  within  the  meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A forward-looking statement in this
         press  release  encompasses  any  estimate,  prediction,   expectation,
         projection, opinion, anticipation, outlook or statement of belief included therein, as well as the management assumptions underlying those forward-looking statements. Such statements include, but may not be limited to, estimates of the net interest margin and earnings per share for the second quarter of 2001 and projections about the possible future stabilization of interest rates, improvements of net interest income, growth of net interest income and growth of earnings per share. Forward-looking statements are based upon current expectations and assessments of potential developments affecting market conditions, interest rates and other economic conditions. It is important to note that Whitney's actual results may differ materially from those in such forward-looking statements. Factors that could affect actual results include interest rates, operation of acquired operations and general market risks. Other important factors that might cause future results to differ from such forward-looking statements are also described in Whitney's filings with the Securities and Exchange Commission. Whitney undertakes no obligation to update or revise any of this information,
         whether  as  the   result  of  new   information,   future   events  or
         developments, or otherwise.


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